UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 30, 2023
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Addresses of Principal Executive Offices)
(515) 330-3340
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.
F&G Annuities & Life, Inc. (“F&G” or the “Company”) was recently notified that PBI Research Services (“PBI”), a third-party vendor to F&G, was the victim of the security incident associated with the MOVEit file transfer system. PBI provides services to F&G and other companies in the insurance industry, including services to satisfy certain regulatory obligations related to identifying the deaths of insured persons that may trigger the payment of certain insurance benefits. It has been widely reported that numerous organizations around the world, including Fortune 500 companies, governmental agencies, and non-governmental organizations, were affected by a zero day vulnerability in the MOVEit file transfer system. This vulnerability resulted in access to PBI’s instance of the MOVEit system and acquisition of certain data within the MOVEit system by an unauthorized third party.

Based on the information provided by PBI, F&G understands that the impacted information includes personal information related to a significant number of F&G’s policyholders and other customers of its insurance businesses. While the investigation of the incident and impacted information remains ongoing, F&G understands that the impacted personal information includes social security number and date of birth for approximately 873,000 policyholders or customers. F&G is working with PBI to determine the identity of impacted individuals, and will notify impacted individuals and relevant regulators. F&G is also working with PBI to provide resources to impacted customers including credit monitoring services and identity theft restoration.

PBI has advised that the incident is contained and that PBI has addressed and remediated the vulnerability in the MOVEit system.

The incident did not affect any F&G systems, including any of F&G’s financial systems. In addition, the incident did not affect F&G’s ability to serve its customers.

F&G is investigating whether any of its other third-party vendors were affected by the MOVEit incident and, if so, whether any F&G data was impacted.

F&G will continue to assess the impact of the incident, including remediation costs, notifications expenses, and other potential liabilities. At this time, F&G does not believe the incident will have a material impact on its business, operations, or financials.

For more information concerning this event visit www.fglife.com/moveit

Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: June 30, 2023	By:	/s/ Jodi Ahlman
Name: Jodi Ahlman
Title: General Counsel & Secretary